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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:  August 18, 1999

                   MDU Communications International, Inc.
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          (Exact Name of Registrant as Specified in its Charter)

                                Delaware
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              (State or Other Jurisdiction of Incorporation)

             0-26053                                84-1342898
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     (Commission File Number)            (IRS Employer Identification No.)

108 - 11951 Hammersmith Way, Richmond, B.C., Canada        V7A 5H9
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    (Address of Principal Executive Offices)             (Zip Code)

                            (604) 277-8150
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         (Registrant's Telephone Number, Including Area Code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  The following changes of independent accountants have occurred:

     1. Kish, Leake & Associates, P.C. were principal independent accountants for Alpha Beta Holdings, Ltd. and audited its balance sheet as at September 30, 1997 and the related statements of operations, cash flows and stockholders' equity for the years ended September 30, 1997 and 1996 and the period July 14, 1995 (inception) through September 30, 1997.

     2. Nelson, Mayoka & Company, P.C. were principal independent accountants for Alpha Beta Holdings, Ltd. and audited its balance sheet at September 30, 1998 and the related statements of operations, stockholders' equity and cash flows for the year ended September 30, 1998.

     3. Deloitte & Touche LLP were principal independent accountants for MDU Communications International Inc. and audited its balance sheet as at June 30, 1999 and September 30, 1998 and the related consolidated statements of operations, shareholders' deficit and cash flows for the nine months ended June 30, 1999 and the period from inception, March 12, 1998 to September 30, 1998, and is expected to continue as the principal independent accountant. Deloitte & Touche LLP were engaged to be the principal independent accountants on or about August 18, 1999.

In each of the foregoing changes of principal independent accountants:

(i) The former accountant was dismissed. The date of dismissal of Kish, Leake & Associates, P.C. is unknown. Nelson, Mayoka & Company, P.C. were dismissed on or about November 2, 1998, the date the registrant, formerly known as Alpha Beta Holdings, Ltd., completed the acquisition of all of the issued and outstanding stock of MDU Communications, Inc.

(ii) None of the principal accountant's reports on the financial statements described above contained an adverse opinion or disclaimer of opinion and none were modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was approved by the board of directors.

(iv) There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The registrant provided the former accountants, Kish, Leake & Associates, P.C. and Nelson, Mayoka & Company, P.C., with copies of the foregoing disclosures and requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether they agreed with the foregoing statements. The registrant filed the letters from each of the two former

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accountants as Exhibits 16.1 and 16.2 to its Form 10-SB/A, Amendment No. 1
filed on November 17, 1999, and they are incorporated by reference herein.

(b) Deloitte & Touche LLP was engaged as the principal independent accountant for MDU Communications International Inc. and audited its balance sheet as at June 30, 1999 and September 30, 1998 and the related consolidated statements of operations, shareholders' deficit and cash flows for the nine months ended June 30, 1999 and the period from inception, March 12, 1998 to September 30, 1998, and is expected to continue as the principal independent accountant. Deloitte & Touche LLP was engaged to be the registrant's principal independent accountant on or about August 18, 1999.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MDU Communications International, Inc.


Date: November 23, 1999               By     /s/ Douglas J. Irving
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                                        Douglas J. Irving, Vice President

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